UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2007

KINDER MORGAN MANAGEMENT, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16459 (Commission File Number)	76-0669886 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Kinder Morgan Management, LLC (the "Company"), Kinder Morgan G.P., Inc. (the "General Partner"), and Kinder Morgan Energy Partners, L.P. and its operating limited partnership subsidiaries have entered into an amendment to the Delegation of Control Agreement among them dated May 18, 2001.  The amendment is effective as of July 20, 2007, and amends one item on the schedule of actions taken by the Company which are subject to the approval of the General Partner.  The amendment adds to that item specified matters, such as instituting bankruptcy proceedings, similar to provisions added in May 2007 to the Company's Second Amended and Restated Limited Liability Company Agreement.  The foregoing summary is qualified in its entirety by the amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws.

The Delegation of Control Agreement is attached to the Company's Second Amended and Restated Limited Liability Company Agreement, as amended, as Annex C.  The Delegation of Control Agreement has been amended as described in Item 1.01 above, and the amendment is accordingly also filed as Exhibit 3.1.  The foregoing summary is qualified in its entirety by the amendment, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

3.1

Amendment No. 1, dated as of July 20, 2007, to Delegation of Control Agreement dated May 18, 2001, among Kinder Morgan Management, LLC, Kinder Morgan G.P., Inc., and Kinder Morgan Energy Partners, L.P. and its operating limited partnership subsidiaries, attached as Annex C to the Second Amended and Restated Limited Liability Company Agreement of Kinder Morgan Management, LLC, as amended

10.1

Amendment No. 1, dated as of July 20, 2007, to Delegation of Control Agreement dated May 18, 2001, among Kinder Morgan Management, LLC, Kinder Morgan G.P., Inc., and Kinder Morgan Energy Partners, L.P. and its operating limited partnership subsidiaries

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	KINDER MORGAN MANAGEMENT, LLC

Dated: July 20, 2007	By:	/s/ Joseph Listengart
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1

Amendment No. 1, dated as of July 20, 2007, to Delegation of Control Agreement dated May 18, 2001, among Kinder Morgan Management, LLC, Kinder Morgan G.P., Inc., and Kinder Morgan Energy Partners, L.P. and its operating limited partnership subsidiaries, attached as Annex C to the Second Amended and Restated Limited Liability Company Agreement of Kinder Morgan Management, LLC, as amended

10.1

Amendment No. 1, dated as of July 20, 2007, to Delegation of Control Agreement dated May 18, 2001, among Kinder Morgan Management, LLC, Kinder Morgan G.P., Inc., and Kinder Morgan Energy Partners, L.P. and its operating limited partnership subsidiaries